UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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YuMe, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 6, 2016, YuMe, Inc. issued the following press release:

YUME SENDS LETTER TO STOCKHOLDERS

Strategic Plan Continues to Create Value for Stockholders

Recommends Stockholders Support Its Highly Qualified, Independent Director Nominees by Voting FOR on the WHITE Proxy Card Today

Redwood City, Calif. – May 6, 2016 – YuMe, Inc. (NYSE: YUME) (the “Company”), the global audience technology company powered by data-driven insights and multi-platform expertise, today sent a letter to stockholders in connection with the Company’s 2016 Annual Meeting on May 27, 2016. YuMe’s stockholders of record as of the close of business on March 31, 2016 will be entitled to vote at the Annual Meeting.

The letter urges stockholders to vote “FOR” YuMe’s highly qualified director nominees, Derek Harrar and Craig Forman, on the WHITE proxy card and cites YuMe’s solid first quarter results and significant momentum in the execution of its value-creating strategic plan. In addition, the letter outlines YuMe’s extensive track record of its good-faith efforts to engage in constructive conversations with VIEX Opportunities Fund, LP (“VIEX”) to find a solution that would avoid a costly proxy contest.

The letter to YuMe stockholders is set forth below:

YOUR VOTE MATTERS
VOTE FOR YUME’S NOMINEES ON THE WHITE PROXY CARD TODAY
Important Information for YuMe Stockholders:
YuMe’s Annual Meeting is scheduled for May 27, 2016. Your Board of Directors and management team urge you to vote on the WHITE proxy card TODAY to protect and enhance the value of your investment.
YUME IS EXECUTING ON A CAREFULLY ARTICULATED STRATEGIC PLAN TO ENHANCE OPERATING PERFORMANCE AND DRIVE STOCKHOLDER VALUE
IMPROVING PROFITABILITY DRIVING GROWTH
Maintain Leverage YuMe’s direct sales 46% to 48% channel to increase revenue from long-term gross margin target large brand advertisers
Establish programmatic (automated) $$$ $4 million sales channel with new, full-stack platform offerings launched in 2015: YoY OpEx reduction YuMe for Advertisers and YuMe for Publishers
STRONG Q1 2016 RESULTS DEMONSTRATE YUME’S PROGRESS AND MOMENTUM
$39.2M $1.3M 47.8%
Revenue $3.0M Share Repurchase Gross Margin Adjusted EBITDA
Above Expectations Since February 18 Within Target Range
Improvement
Compared to Q1 2015*
*More detail regarding YuMe’s Q1 2016 performance including a reconciliation of non-GAAP financial information can be found in the Company’s press release attached as Exhibit 99.1 to YuMe’s Report on Form 8-K filed with the US Securities and Exchange Commission on May 4, 2016 at http://sec.gov or on YuMe’s Investor Relations page at http://investors.yume.com/about-us/investor-relations/financial-releases/press- release-details/2016/YuMe-Reports-First-Quarter-2016-Financial-Results/default.aspx

YUME HAS A STRONG TRACK RECORD OF STOCKHOLDER ENGAGEMENT
Consistent with stockholder feedback, your Board and management team have taken concrete steps to cut costs, repurchase stock, add experienced independent directors to the Board, and avoid a costly proxy contest
JULY 6, 2015
» Appoints Independent Director Craig Forman, following constructive dialogue with stockholders
OCTOBER 2, 2015
» Appoints Independent Director Derek Harrar, following constructive dialogue with then-largest stockholder, AVI Partners
OCTOBER 1 – DECEMBER 31, 2015
» Decreases total GAAP operating expenses by 9% year-over-year and 3% sequentially
FEBRUARY 18, 2016
» YuMe announces $10 million share repurchase program to be completed over the following 12 months
» Q4 results beat analyst expectations on revenue, adjusted EBITDA and net income
» Lead Independent Director emails Mr. Singer regarding the quarterly results, guidance and Cash Incentive Plan
MARCH 4, 2016
» YuMe receives notice from VIEX of its intent to nominate two directors
MAY 4, 2016
» YuMe reports solid 1Q16 results
» $39.2M in revenue, above expectations
» $3M adjusted EBITDA improvement YoY
» $1.3M shares repurchased since February 18
SEPTEMBER 17, 2015
» VIEX meets with management and states that although it currently owns less than 5%, it expects to shortly disclose a position of more than 5%
OCTOBER 7, 2015
» VIEX files 13D disclosing 5.2% stake
» Lead Independent Director meets with VIEX’s Eric Singer
JANUARY 13, 2016
» YuMe CEO and Director of IR meet with Mr. Singer at the Needham Growth Conference
FEBRUARY 19, 2016
» YuMe CEO and Director of IR discuss quarterly results with Mr. Singer
» Mr. Singer states intent to nominate two new directors and his wish to conduct a proxy contest; states that he would not be interested in settling
MARCH 10, 2016
» YuMe CEO and Mr. Singer speak via phone; Mr. Singer states he has no intention of seeking a settlement with YuMe unless YuMe accepts all of his demands
» YuMe’s General Counsel contacts VIEX’s legal counsel to begin standard evaluation process of VIEX’s nominees; VIEX declined to participate
Vote the WHITE Proxy Card Today!
Don’t Let VIEX Stall YuMe’s Momentum in Exchange for its Short-Term Propositions
VIEX Never Requested Board VIEX has Refused to Allow Its Candidates VIEX has Offered Only Short-Term Representation Before Announcing to Undergo YuMe’s Normal-Course Ideas that May Not Benefit the Its Intent to Wage a Contest Nominee Evaluation Process Business in the Long-Term
DO NOT WAIT: VOTE FOR ON THE WHITE PROXY CARD TODAY TO PROTECT YOUR INVESTMENT
REMEMBER: Only Your Latest-Dated Proxy Card Counts!
Vote via phone, Internet, or on the WHITE proxy card today
Discard any Gold proxy cards you may receive
For questions or assistance in voting your shares, please contact:
Innisfree M&A Incorporated
Toll-Free: (888) 750-5834 (From the U.S. & Canada) (412) 232-3651 (From Other Locations)

The stockholder letter can also be viewed at YuMe’s 2016 Annual Meeting website, www.YuMeStockholderValue.com.

If you have questions or need assistance voting your WHITE proxy card,

please contact:

Innisfree M&A Incorporated

Stockholders in the U.S. and Canada may call toll-free: (888) 750-5834

Stockholders in other locations may call: + (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

About YuMe

YuMe, Inc. (YUME) is a leading provider of global audience technologies, curating relationships between brand advertisers and consumers of premium video content across a growing range of connected devices. Combining data-driven technologies with deep insight into audience behavior, YuMe offers brand advertisers end-to-end marketing software that establishes greater brand resonance with engaged consumers. It is the evolution of brand advertising for an ever-expanding video ecosystem. YuMe is headquartered in Redwood City, California, United States offices worldwide. For more information, visit YuMe.com/pr, follow @YuMeVideo and like YuMe on Facebook.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include but are not limited to statements regarding the proposed director nominees and YuMe’s future financial results. Actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, that historical growth rates and results may not be indicative of future growth rates and results; economic downturns and the general state of the economy; our ability to expand our customer base and increase sales to existing customers; unforeseen difficulties executing on our strategic activities; our ability to retain and hire necessary employees; the impact of seasonality on our business; our ability to successfully sell, integrate or maintain our programmatic solution; whether sufficient advertising customers or digital media property owners adopt our programmatic solution; our ability to develop innovative, new products and services on a timely and cost-effective basis; client acceptance of our products and services; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; and the effect the announcement of the stockholder proposal and nominations may have on YuMe’s relationships with its stockholders and other constituencies and on our ongoing business operations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of YuMe’s most recent Form 10-K and YuMe’s other filings, which are available on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov. These forward-looking statements are based on current expectations and YuMe assumes no obligation to update this information.

Important Additional Information

YuMe filed a proxy statement with SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “Proxy Statement”) on April 14, 2016. YuMe, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2016 Annual Meeting. Information regarding the names of YuMe’s directors and executive officers and their respective interests in YuMe by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in YuMe’s securities have or will change following the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in YuMe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 10, 2016. Details concerning the nominees of YuMe’s Board of Directors for election at the 2016 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF YUME ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by YuMe free of charge from the SEC’s website, www.sec.gov. YuMe stockholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Secretary, YuMe, Inc., 1204 Middlefield Road, Redwood City, 94063.

Contacts

Investor Relations

YuMe, Inc.

Gary J. Fuges, CFA, 650-503-7875

ir@yume.com

Innisfree M&A Incorporated

Larry Miller / Jennifer Shotwell, 212-750-5833

Media Relations

Sard Verbinnen & Co

John Christiansen / Meghan Gavigan, 415-618-8750

jchristiansen@sardverb.com / mgavigan@sardverb.com